EXHIBIT 99(c)


                              LETTER OF TRANSMITTAL

                              DPL CAPITAL TRUST II

                                OFFER TO EXCHANGE
             8 1/8% CAPITAL SECURITIES (REGISTERED) FOR ANY AND ALL
              OUTSTANDING 8 1/8% CAPITAL SECURITIES (UNREGISTERED)

                          UNCONDITIONALLY GUARANTEED BY
                                    DPL INC.

                           PURSUANT TO THE PROSPECTUS
                            DATED ________ ___, 2002


--------------------------------------------------------------------------------
  THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK
         CITY TIME, ON _______ __, 2001, UNLESS THE OFFER IS EXTENDED.
--------------------------------------------------------------------------------


                                   Deliver to:

                             BANK ONE TRUST COMPANY,
                              NATIONAL ASSOCIATION


         By Registered or Certified Mail:       By Overnight Delivery or Hand:

              One North State Street                One North State Street
                     9th Floor                             9th Floor
              Chicago, Illinois 60602               Chicago, Illinois 60602


                 Attn:  Exchanges                       Attn: Exchanges

              To Confirm by Telephone              Facsimile Transmissions:
                or for Information:
                  (800) 524-9472                        (312) 407-8853

         DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

         THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

         Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus (as defined below).

         This Letter of Transmittal is to be completed by holders of Old Capital Securities (as defined below) if Old Capital Securities are to be forwarded herewith or delivered by book-entry transfer as provided herein. If tenders of Old Capital Securities are to be made by book-entry transfer to an account maintained by Bank One Trust Company, National Association (the "Exchange Agent") at The Depository Trust Company ("DTC") pursuant to the procedures set forth in "The Exchange Offer--Book-Entry Transfer" in the Prospectus and in accordance with the Automated Tender Offer Program ("ATOP") established by DTC, a tendering holder will become bound by the terms and conditions hereof in accordance with the procedures established under ATOP.

         Holders of Old Capital Securities whose certificates (the "certificates") for such Old Capital Securities are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the expiration date (as defined in the Prospectus) or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Old Capital Securities according to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus. SEE INSTRUCTION 1. DELIVERY OF DOCUMENTS TO DTC IN ACCORDANCE WITH ITS PROCEDURES DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

                     NOTE: SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

--------------------------------------------------------------------------------------------------------
                                   ALL TENDERING HOLDERS COMPLETE THIS BOX:
--------------------------------------------------------------------------------------------------------
                                DESCRIPTION OF OLD CAPITAL SECURITIES TENDERED
--------------------------------------------------------------------------------------------------------
 Name(s) and address(es) of
    Registered Holder(s)                           Old Capital Securities Tendered
 (Please fill in, if blank)                     (attach additional list if necessary)
--------------------------------------------------------------------------------------------------------
                                 Principal Amount of
                               Old Capital Securities                                Principal Amount of
                               Tendered (if less than                                    Old Capital
                                        all)**            Certificate Number(s)*         Securities*
--------------------------------------------------------------------------------------------------------
                               -------------------------------------------------------------------------
                               -------------------------------------------------------------------------
                               -------------------------------------------------------------------------
                               -------------------------------------------------------------------------
                               -------------------------------------------------------------------------
                               -------------------------------------------------------------------------
                               -------------------------------------------------------------------------
                                                          Total Amount Tendered
--------------------------------------------------------------------------------------------------------

*       Need not be completed by book-entry holders.
** Old Capital Securities may be tendered in whole or in part in denominations of $1,000 and integral multiples thereof. All Old Capital Securities held shall be deemed tendered unless a lesser number is specified in this column.

            (BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

[  ]    CHECK HERE IF TENDERED OLD CAPITAL SECURITIES ARE BEING DELIVERED BY
        BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:
        Name of Tendering Institution
        ________________________________________________________________________
        DTC Account Number______________________________________________________
        Transaction Code Number_________________________________________________

[  ]    CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED
        DELIVERY IF TENDERED OLD CAPITAL SECURITIES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:
        Name of Registered Holder(s)____________________________________________
        Window Ticket Number (if any)___________________________________________
        Date of Execution of Notice of Guaranteed Delivery______________________ Name of Institution which Guaranteed Delivery___________________________ If Guaranteed Delivery is to be made by Book-Entry Transfer:
           Name of Tendering Institution _______________________________________
           DTC Account Number __________________________________________________

           Transaction Code Number _____________________________________________

[  ]    CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OLD
        CAPITAL SECURITIES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

[  ]    CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE OLD CAPITAL
        SECURITIES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.
        Name: __________________________________________________________________
        Address:________________________________________________________________
                ________________________________________________________________

Ladies and Gentlemen:

     The undersigned hereby tenders to DPL Capital Trust II, a statutory business trust formed under the laws of the State of Delaware (the "Trust") and DPL Inc., an Ohio corporation (the "Company"), the aggregate liquidation amount of the Trust's 8 1/8% Capital Securities (the "Old Capital Securities") specified above in exchange for a like aggregate principal amount of the Trust's 8 1/8% Capital Securities (the "New Capital Securities"), upon the terms and subject to the conditions set forth in the Prospectus dated _______ ___, 200_ (as the same may be amended or supplemented from time to time, the "Prospectus"), receipt of which is acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitute the "Exchange Offer"). The Exchange Offer has been registered under the Securities Act of 1933, as amended (the "Securities Act").

     Subject to and effective upon the acceptance for exchange of all or any portion of the Old Capital Securities tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Trust all right, title and interest in and to such Old Capital Securities as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Trust and the Company in connection with the Exchange Offer) with respect to the tendered Old Capital Securities, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (i) deliver certificates for Old Capital Securities to the Trust together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Trust, upon receipt by the Exchange Agent, as the undersigned's agent, of the New Capital Securities to be issued in exchange for such Old Capital Securities, (ii) present certificates for such Old Capital Securities for transfer, and to transfer the Old Capital Securities on the books of the Trust, and (iii) receive for the account of the Trust all benefits and otherwise exercise all rights of beneficial ownership of such Old Capital Securities, all in accordance with the terms and conditions of the Exchange Offer.

     THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE OLD CAPITAL SECURITIES TENDERED HEREBY AND THAT, WHEN THE SAME ARE ACCEPTED FOR EXCHANGE, THE TRUST WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE OLD CAPITAL SECURITIES TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE COMPANY OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, ASSIGNMENT AND TRANSFER OF THE OLD CAPITAL SECURITIES TENDERED HEREBY, AND THE UNDERSIGNED WILL COMPLY WITH ITS OBLIGATIONS UNDER THE REGISTRATION RIGHTS AGREEMENT. THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

         The name(s) and address(es) of the registered holder(s) of the Old Capital Securities tendered hereby should be printed above, if they are not already set forth above, as they appear on the certificates representing such Old Capital Securities. The certificate number(s) and the Old Capital Securities that the undersigned wishes to tender should be indicated in the appropriate boxes above.

         If any tendered Old Capital Securities are not exchanged pursuant to the Exchange Offer for any reason, or if certificates are submitted for more Old Capital Securities than are tendered or accepted for exchange, certificates for such unaccepted or nonexchanged Old Capital Securities will be returned (or, in the case of Old Capital Securities tendered by book-entry transfer, such Old Capital Securities will be credited to an account maintained at DTC), without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

         The undersigned understands that tenders of Old Capital Securities pursuant to any one of the procedures described in "The Exchange Offer--Procedures for Tendering Old Capital Securities" in the Prospectus and in the instructions hereto will, upon the Trust and or Company's acceptance for exchange of such tendered Old Capital Securities, constitute a binding agreement between the undersigned, the Trust and the Company upon the terms and subject to the conditions of the Exchange Offer. In all cases in which a Participant elects to accept the Exchange Offer by transmitting an express acknowledgment in accordance with the established ATOP procedures, such Participant shall be bound by all of the terms and conditions of this Letter of Transmittal. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Old Capital Securities tendered hereby.

         Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the New Capital Securities be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Old Capital Securities, that such New Capital Securities be credited to the account indicated above maintained at DTC. If applicable, substitute certificates representing Old Capital Securities not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Old Capital Securities, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions," please deliver New Capital Securities to the undersigned at the address shown below the undersigned's signature.

         By tendering Old Capital Securities and executing, or otherwise becoming bound by, this Letter of Transmittal, the undersigned hereby represents and agrees that

          (i) the undersigned is not an "affiliate" of the Trust or the Company (as defined in Rule 144A under the Securities Act).,

         (ii) any New Capital Securities to be received by the undersigned are being acquired in the ordinary course of its business, and

         (iii) the undersigned has no arrangement or understanding with any person to participate in a "distribution" (within the meaning of the Securities
Act) of such New Capital Securities.

         By tendering Old Capital Securities pursuant to the Exchange Offer and executing, or otherwise becoming bound by, this Letter of Transmittal, a holder of Old Capital Securities which is a broker-dealer represents and agrees, consistent with certain interpretive letters issued by the staff of the Division of Corporation Finance of the Securities and Exchange Commission to third parties, that (a) such Old Capital Securities held by the broker-dealer are held only as a nominee, or (b) such Old Capital Securities were acquired by such broker-dealer for its own account as a result of market-making activities or other trading activities and it will deliver the Prospectus (as amended or supplemented from time to time) meeting the requirements of the Securities Act in connection with any resale of such New Capital Securities (provided that, by so acknowledging and by delivering a Prospectus, such broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities
Act).

     The Trust and the Company has agreed that, subject to the provisions of the Registration Rights Agreement, the Prospectus, as it may be amended or supplemented from time to time, may be used by a participating broker-dealer (as defined below) in connection with resales of New Capital Securities received in exchange for Old Capital Securities, where such Old Capital Securities were acquired by such participating broker-dealer for its own account as a result of market-making activities or other trading activities, for a period ending 90 days after the expiration date (subject to extension under certain limited circumstances) or, if earlier, when all such New Capital Securities have been disposed of by such participating broker-dealer. In that regard, each broker dealer who acquired Old Capital Securities for its own account as a result of market-making or other trading activities (a "participating broker-dealer"), by tendering such Old Capital Securities and executing, or otherwise becoming bound by, this Letter of Transmittal, agrees that, upon receipt of notice from the Trust or the Company of the occurrence of any event or the discovery of any fact which makes any statement contained in the Prospectus untrue in any material respect or which causes the Prospectus to omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading or of the occurrence of certain other events specified in the Registration Rights Agreement, such participating broker-dealer will suspend the sale of New Capital Securities pursuant to the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to the participating broker-dealer or the Trust or the Company have given notice that the sale of the New Capital Securities may be resumed, as the case may be.

         All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

                              HOLDER(S) SIGN HERE
                         (See Instructions 2, 5 and 6)
      (Note: Signature(s) Must be Guaranteed if Required by Instruction 2)

         Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) for the Old Capital Securities hereby tendered or on a security position listing, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith. If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary or representative capacity, please set forth the signer's full title. See Instruction 5.


Name(s):________________________________________________________________________
                           (Signature(s) of Holder(s)

Date:_____________________________________________________________________, 2001

Name(s):________________________________________________________________________

________________________________________________________________________________
                                 (Please Print)
Capacity:_______________________________________________________________________
                              (Include Full Title)
Address:________________________________________________________________________

________________________________________________________________________________
                               (Include Zip Code)

Area Code and Telephone Number:_________________________________________________

________________________________________________________________________________
                (Tax Identification or Social Security Number(s))


                           GUARANTEE OF SIGNATURE(S)
                           (See Instructions 2 and 5)


Authorized Signature:___________________________________________________________

Name:___________________________________________________________________________
                                 (Please Print)
Date:_____________________________________________________________________, 2001

Capacity or Title:______________________________________________________________

Name of Firm:___________________________________________________________________

Address:________________________________________________________________________
                               (Include Zip Code)
Area Code and Telephone Number:_________________________________________________

                          SPECIAL ISSUANCE INSTRUCTIONS
                          (See Instructions 1, 5 and 6)

         To be completed ONLY if the New Capital Securities are to be issued in the name of someone other than the registered holder of the Old Capital Securities whose name(s) appear(s) above.

         Issue New Capital Securities to:

Name:___________________________________________________________________________
                                 (Please Print)
Address:________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                               (Include Zip Code)
________________________________________________________________________________
                          (Taxpayer Identification or
                            Social Security Number)


                         SPECIAL DELIVERY INSTRUCTIONS
                         (See Instructions 1, 5 and 6)

         To be completed ONLY if New Capital Securities are to be sent to someone other than the registered holder of the Old Capital Securities whose name(s) appear(s) above, or to such registered holder(s) at an address other than that shown above.

         Mail New Capital Securities To:

Name:___________________________________________________________________________
                                 (Please Print)
Address:________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                               (Include Zip Code)
________________________________________________________________________________
                          (Taxpayer Identification or
                            Social Security Number)


                                  INSTRUCTIONS
         Forming Part of the Terms and Conditions of the Exchange Offer

         1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed if certificates are to be forwarded herewith or delivered by book-entry transfer as provided herein. If tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Exchange Offer-Book-Entry Transfer" in the Prospectus and in accordance with ATOP established by DTC, a tendering holder will become bound by the terms and conditions hereof in accordance with the procedures established under ATOP. Certificates, or timely confirmation of a book-entry transfer of such Old Capital Securities into the Exchange Agent's account at DTC, as well as this Letter of Transmittal (or facsimile thereof), if required, properly completed and duly executed, with any required signature guarantees, must be received by the Exchange Agent at one of its addresses set forth herein on or prior to the expiration date. Old Capital Securities may be tendered in whole or in part in the principal amount of $1,000 and integral multiples of $1,000.

         Holders who wish to tender their Old Capital Securities and (i) whose Old Capital Securities are not immediately available or (ii) who cannot deliver their Old Capital Securities and this Letter of Transmittal to the Exchange Agent on or prior to the expiration date of the Exchange Offer or (iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their Old Capital Securities by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) a properly completed and duly executed Letter of Transmittal (or facsimile) thereof and Notice of Guaranteed Delivery, substantially in the form made available by the Company, must be received by the Exchange Agent on or prior to the expiration date; and
(iii) the certificates (or a book-entry confirmation (as defined in the Prospectus)) representing all tendered Old Capital Securities, in proper form for transfer, must be received by the Exchange Agent within five New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus.

         The Notice of Guaranteed Delivery may be delivered by hand or transmitted by telegram, telex, facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For Old Capital Securities to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the expiration date of the Exchange Offer. As used herein and in the Prospectus, "Eligible Institution" means a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States.

         THE METHOD OF DELIVERY OF OLD CAPITAL SECURITIES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER. IF SUCH DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, BE USED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY. NO LETTERS OF TRANSMITTAL OR OLD CAPITAL SECURITIES SHOULD BE SENT TO THE COMPANY.

         The Company will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof), or any Agent's Message in lieu thereof, waives any right to receive any notice of the acceptance of such tender.

         2. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required if:

               (i) this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the Old Capital Securities) of Old Capital Securities tendered herewith, unless such holder(s) has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above, or

               (ii) such Old Capital Securities are tendered for the account of a firm that is an Eligible Institution.

         In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

         3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Old Capital Securities Tendered" is inadequate, the certificate number(s) and/or the principal amount of Old Capital Securities and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

         4. PARTIAL TENDERS AND WITHDRAWAL RIGHTS. Tenders of Old Capital Securities will be accepted only in the principal amount of $1,000 and integral multiples thereof. If less than all the Old Capital

Securities evidenced by any certificate submitted are to be tendered, fill in the principal amount of Old Capital Securities which are to be tendered in the box entitled "Principal Amount of Old Capital Securities Tendered (if less than all)." In such case, new certificate(s) for the remainder of the Old Capital Securities that were evidenced by your old certificate(s) will only be sent to the holder of the Old Note, promptly after the expiration date of the Exchange Offer. All Old Capital Securities represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

         Except as otherwise provided herein, tenders of Old Capital Securities may be withdrawn at any time on or prior to the expiration date. In order for a withdrawal to be effective on or prior to that time, a written notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above or in the Prospectus on or prior to the expiration date of the Exchange Offer. Any such notice of withdrawal must specify the name of the person who tendered the Old Capital Securities to be withdrawn, identify the Old Capital Securities to be withdrawn (including the principal amount of such Old Capital Securities) and (where certificates for Old Capital Securities have been transmitted) specify the name in which such Old Capital Securities are registered, if different from that of the withdrawing holder. If certificates for the Old Capital Securities have been delivered or otherwise identified to the Exchange Agent, then prior to the release of such certificates, the withdrawing holder must submit the serial numbers of the particular certificates for the Old Capital Securities to be withdrawn and a signed notice of withdrawal with signatures guaranteed by an Eligible Institution, unless such holder is an Eligible Institution. If Old Capital Securities have been tendered pursuant to the procedures for book-entry transfer set forth in the Prospectus under "The Exchange Offer--Book-Entry Transfer," any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Old Capital Securities and otherwise comply with the procedures of such facility. Old Capital Securities properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any time on or prior to the expiration date by following one of the procedures described in the Prospectus under "The Exchange Offer--Procedures for Tendering Old Capital Securities".

         All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Old Capital Securities which have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Old Capital Securities tendered by book-entry transfer into the Exchange Agent's account at DTC pursuant to the book-entry procedures described in the Prospectus under "The Exchange Offer--Book-Entry Transfer" such Old Capital Securities will be credited to an account maintained with DTC for the Old Capital Securities) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer.

         5. SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Old Capital Securities tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

         If any of the Old Capital Securities tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

         If any tendered Old Capital Securities are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of certificates.

         If this Letter of Transmittal or any certificates or powers of attorney are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, proper evidence satisfactory to the Company of such persons' authority to so act must be submitted.

         When this Letter of Transmittal is signed by the registered holder(s) of the Old Capital Securities listed and transmitted hereby, no endorsement(s) of certificate(s) or written instrument or instruments of transfer or exchange are required unless New Capital Securities are to be issued in the name of a person other than the registered holder(s). Signature(s) on such certificate(s) or written instrument or instruments of transfer or exchange must be guaranteed by an Eligible Institution.

         If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Old Capital Securities listed, the certificates must be endorsed or accompanied by a written instrument or instruments of transfer or exchange, in satisfactory form as determined by the Company in its sole discretion and executed by the registered holder(s), in either case signed exactly as the name or names of the registered holder(s) appear(s) on the certificates. Signatures on such certificates or written instrument or instruments of transfer or exchange must be guaranteed by an Eligible Institution.

         6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If New Capital Securities are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if New Capital Securities are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Old Capital Securities not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See Instruction 4.

         7. IRREGULARITIES. The Company will determine, in its sole discretion, all questions as to the form, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Old Capital Securities, which determination shall be final and binding. The Trust or the Company reserve the absolute right to reject any and all tenders of any particular Old Capital Securities not properly tendered or to not accept any particular Old Capital Securities which acceptance might, in the judgment of the Company or its counsel, be unlawful. The Company also reserves the absolute right, in its sole discretion, to waive any defects or irregularities or conditions of the Exchange Offer as to any particular Old Capital Securities either before or after the expiration date (including the right to waive the ineligibility of any holder who seeks to tender Old Capital Securities in the Exchange Offer). The interpretation of the terms and conditions of the Exchange Offer as to any particular Old Capital Securities either before or after the expiration date (including the Letter of Transmittal and the instructions thereto) by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with the tender of Old Capital Securities for exchange must be cured within such reasonable period of time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of any defect or irregularity with respect to any tender of Old Capital Securities for exchange, nor shall any of them incur any liability for failure to give such notification.

         8. QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions regarding the procedure for tendering may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee. All other questions should be directed to ____________ [a Company representative].

         9. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate(s) representing Old Capital Securities have been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificate(s) have been followed.

         10. SECURITY TRANSFER TAXES. Holders who tender their Old Capital Securities for exchange will be obligated to pay transfer taxes, if any, in connection therewith.

         11. IMPORTANT TAX INFORMATION. Under United States federal income tax law, a holder whose tendered Old Capital Securities are accepted for exchange is required to provide the Exchange Agent with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service (the "IRS") may subject the holder or other payee to a $50 penalty. In addition, payments to such holders or other payees with respect to Old Capital Securities pursuant to the Exchange Offer may be subject to 30.5% backup withholding.


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

         The box in Part 2 of the Substitute Form W-9 may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked, the holder or other payee must also complete a CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER in order to avoid backup withholding. Notwithstanding that the box in Part 2 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 30.5% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain such amounts withheld during the 60-day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60-day period will be remitted to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent with its TIN within such 60-day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, 30.5% of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.

         The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered owner of the Old Capital Securities or of the last transferee appearing on the transfers attached to, or endorsed on, the Original Capital Securities.

         Certain holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to these backup withholding and reporting requirements. Such holders should nevertheless complete a Substitute Form W-9, and write "exempt" on the face thereof, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that holder's exempt status.

         Backup withholding is not an additional United States federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in a overpayment of taxes, a refund may be obtained.


         IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF),
         OR AN AGENT'S MESSAGE IN LIEU THEREOF, AND ALL OTHER REQUIRED
                DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT
            ON OR PRIOR TO THE EXPIRATION DATE OF THE EXCHANGE OFFER.



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